UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2008

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IMPERIAL INDUSTRIES, INC.

 (Exact name of registrant as specified in charter)

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Florida	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 Park Central Blvd. North Pompano Beach, Florida 33064

 (Address of principal executive offices)

(954) 917-4114

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “Filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Item 2.02

Results of Operations and Financial Condition

On March 31, 2008, Imperial Industries, Inc. issued a press release announcing its financial results for the fourth quarter and year ending December 31, 2007. The press release also reported that the Company’s independent registered public accounting firm’s report on its financial statements for the year ended December 31, 2007 included an explanatory paragraph regarding the Company’s ability to continue as a going concern. The press release attached hereto as Exhibit 99.1 is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	Press Release dated March 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA DIRECT, INC.

Date: March 31, 2008	By:	/s/ Howard L. Ehler, Jr.
Howard L. Ehler, Jr.
Chief Operating Officer/ Principal Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release ISSUED BY Imperial Industries, Inc. dates March 31, 2008

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